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                                                                   EXHIBIT 10.17

                    AMENDMENT NO. 1 and CONSENT thereto dated as of February 6,
               1998 (this "Amendment") to the AMENDED AND RESTATED MASTER MOTOR VEHICLE LEASE AGREEMENT dated as of August 7, 1997 (the "Lease"), by and between RCTR, INC., a Delaware corporation, as lessor (the "Lessor") and RYDER TRS, INC., a Delaware corporation, as lessee (the "Lessee").


          WHEREAS Lessor and Lessee are parties to the Lease pursuant to which Lessor leases to Lessee certain Vehicles for use in Lessee's truck rental operations;

          WHEREAS, contemporaneously with the execution and delivery of the Lease, Lessor entered into that certain loan agreement dated as of August 7, 1997 (as it may be amended or modified from time to time, the "Loan Agreement") by and between Lessor, as borrower, and FCTR, Inc., a Delaware corporation ("Finco"), as lender, pursuant to which Finco makes Loans to Lessor for the purpose of, among other things, purchasing and financing Vehicles;

          WHEREAS, contemporaneously with the execution and delivery of the Lease and the Loan Agreement, Finco entered into that certain liquidity agreement dated as of August 7, 1997 (as it may be amended or modified from time to time, the "Liquidity Agreement") with Citibank, N.A., as liquidity agent (the "Liquidity Agent") for the banks party thereto (the "Liquidity Lenders"), providing for, among other things, the Liquidity Commitments of the Liquidity Lenders to make Liquidity Advances on behalf of Finco from time to time;

          WHEREAS, contemporaneously with the execution and delivery of the Lease, the Loan Agreement and the Liquidity Agreement, Finco entered into that certain depositary agreement dated as of August 7, 1997 (as it may be amended or modified from time to time, the "Depositary Agreement") with Citibank, N.A., as depositary (the "Depositary") providing for the issuance of certain promissory notes (the "Commercial Paper Notes"), assigned a rating of "Prime-1" by Moody's Investors Service Inc. ("Moody's") and a rating of "A-1" by Standard & Poor's, a division of The McGraw-Hill Companies ("S&P"), and sold in the commercial paper market by Citicorp Securities, Inc. and Lehman Brothers, Inc. (Citicorp Securities, Inc. and Lehman Brothers, Inc., together with any other dealers for the Commercial Paper Notes engaged by Finco from time to time, the "Dealers");
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          WHEREAS, contemporaneously with the execution and delivery of the
Lease, the Loan Agreement, the Liquidity Agreement, the Depositary Agreement and the issuance and initial sale of the Commercial Paper Notes, Finco, Leasco, the Liquidity Agent, the Liquidity Lenders, the Depositary, the Dealers and Citicorp USA, Inc., as collateral agent (the "Collateral Agent"), entered into that certain collateral agreement dated as of August 7, 1997 (as it may be amended or modified from time to time, the "Collateral Agreement"), for the purpose of providing for, among other things, the payment or repayment of all amounts at any time and from time to time owing by Finco to the Liquidity Agent, the Liquidity Lenders, the Depositary, the Dealers, the Collateral Agent or the Holders of the Commercial Paper Notes, under or in connection with any of the Liquidity Agreement, the Depositary Agreement, the Collateral Agreement or the Commercial Paper Notes;

          WHEREAS the Lessor and the Lessee desire to amend Section 12.3(e) of the Lease as set forth in this Amendment; and

          WHEREAS Finco and the Collateral Agent desire to consent to such amendment, as required by Section 10.12 of the Loan Agreement.

          NOW THEREFORE, in consideration of the foregoing premises and the agreements, provisions and covenants set forth herein, the parties hereto hereby agree, subject to the terms and conditions set forth below, as follows:

          SECTION 1.  Defined Terms.  Unless the context requires a different
                      --------------
meaning, capitalized terms used herein but not defined herein shall have the respective meanings assigned to such terms in the Lease, the Loan Agreement, the Liquidity Agreement, the Depositary Agreement or the Collateral Agreement, as appropriate.

          SECTION 2.  Amendment of the Lease.  Section 12.3(e) of the Lease is
                      -----------------------
hereby amended pursuant to Section 20 of the Lease to extend the operative deadline from February 9, 1998 to August 10, 1998, such that Section 12.3(e) is hereby amended and restated to read in its entirety as follows:

          "(e)  Notwithstanding anything to the contrary contained in this
     Section 12.3, during the period from the date hereof until the earlier of
     (i) August 10, 1998 and (ii) the date of execution of the Custody Agreement, the Lessee shall be deemed to be in compliance with this Section
     12.3 so long as the Lessor shall continue to use Old Ryder as its agent to perform
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     certain maintenance and administrative functions with respect to the
     Certificates of Title in accordance with the business practices and subject to the controls currently observed under such cooperative agreement."

          SECTION 3.  Consent.  Finco and the Collateral Agent each hereby
                      --------
consents to the foregoing amendment, as required by Section 10.12 of the Loan Agreement.

          SECTION 4.  Headings.  Section headings used herein are for
                      --------
convenience of reference only, are not part of this Amendment and are not to effect the construction of, or to be taken into consideration in interpreting, this Amendment.

          SECTION 5.   Governing Law.  This Amendment shall be construed in
                       --------------
accordance with the laws of the State of New York without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          SECTION 6.  Effectiveness of the Amendment.  This Amendment shall
                      -------------------------------
become effective as of the date first above written upon the satisfaction of the following conditions:

          (a) this Amendment shall have been executed by each of the parties hereto; and

          (b) S&P and Moody's shall have confirmed in writing that their respective ratings on the Commercial Paper Notes will not be lowered or withdrawn as a result of this Amendment.

          SECTION 7.  Counterparts.  (a) This Amendment may be executed in
                      -------------
separate counterparts, each of which when so executed and delivered shall constitute an original, to become effective as provided in Section 6 hereof.

          (b) Delivery of an executed counterpart of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 8.   Full Force and Effect.  Except as expressly amended
                       ----------------------
hereby, the Lease shall remain in full force and effect.
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.



                                   RCTR, INC., as Lessor

                                   by /s/ Steven R. Davison
                                      -----------------------------------
                                      Name:  Steven R. Davison
                                      Title: Vice President and Treasurer


                                   RYDER TRS, INC., as Lessee

                                   by /s/ Steven R. Davison
                                      -----------------------------------
                                      Name:  Steven R. Davison
                                      Title: Vice President and Treasurer

                                   FCTR, INC.

                                   by /s/ Steven R. Davison
                                      -----------------------------------
                                      Name:  Steven R. Davison
                                      Title: Vice President and Treasurer

                                   CITICORP USA, INC.,
                                   as Collateral Agent

                                   by /s/ Shapleigh B. Smith
                                      -----------------------------------
                                      Name:  Shapleigh B. Smith
                                      Title: Vice President